SCHEDULE 13G

EXHIBIT B

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

AND POWER OF ATTORNEY

The undersigned persons hereby agree that reports on Schedule 13G, and amendments thereto, with respect to the Common Stock of U.S. Bancorp may be filed in a single statement on behalf of each of such persons, and further, each of such persons designates Warren E. Buffett as its agent and Attorney-in-Fact for the purpose of executing any and all Schedule 13G filings required to be made by it with the Securities and Exchange Commission.

Dated: March 4, 2022	/S/ Warren E. Buffett
Warren E. Buffett

Berkshire Hathaway Inc.

Dated: March 4, 2022	/S/ Warren E. Buffett
By: Warren E. Buffett
Title: Chairman of the Board

National Indemnity Company

Dated: March 4, 2022	/S/ Marc D. Hamburg
By: Marc D. Hamberg
Title: Chairman of the Board

National Fire & Marine Insurance Company

Dated: March 4, 2022	/S/ Marc D. Hamburg
By: Marc D. Hamberg
Title: Chairman of the Board

Columbia Insurance Company

Dated: March 4, 2022	/S/ Marc D. Hamburg
By: Marc D. Hamberg
Title: Chairman of the Board

GEICO Corporation

Dated: March 4, 2022	/S/ Todd A. Combs
By: Todd A. Combs
Title: President

Government Employees Insurance Company

Dated: March 4, 2022	/S/ Todd A. Combs
By: Todd A. Combs
Title: President

U.S. Investment Corporation

Dated: March 4, 2022	/S/ Stephen J. Rivituso
By: Stephen J. Rivituso
Title: Vice President

Mount Vernon Fire Insurance Company

Dated: March 4, 2022	/S/ Stephen J. Rivituso
By: Stephen J. Rivituso
Title: Senior Vice President

United States Liability Insurance Company

Dated: March 4, 2022	/S/ Stephen J. Rivituso
By: Stephen J. Rivituso
Title: Senior Vice President

GEICO Indemnity Company

Dated: March 4, 2022	/S/ Todd A. Combs
By: Todd A. Combs
GEICO Indemnity Company

GEICO Casualty Company

Dated: March 4, 2022	/S/ Todd A. Combs
By: Todd A. Combs
Title: President

Berkshire Hathaway Specialty Insurance Company

Dated: March 4, 2022	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

BHG Life Insurance Company

Dated: March 4, 2022	/S/ Dale G. Geistkemper
By: Dale G. Geistkemper
Title: Treasurer

Berkshire Hathaway Life Insurance Company of Nebraska

Dated: March 4, 2022	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

National Fire & Marine Insurance Company

Dated: March 4, 2022	/S/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer